Significant Accounting Policies (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Vessel Depreciation [Abstract]
Estimated residual scrap rate per light-weight ton	$ 430	$ 300
Reduction in depreciation expense due to increase in estimated scrap rate	$ (492)
Increase in earnings per common share, basic due to increase in estimated scrap rate (in dollars per share)	$ 0.11
Increase in earnings per common share, diluted due to increase in estimated scrap rate (in dollars per share)	$ 0.11
Estimated useful life of vessels	25 years